Liquid Asset Fund
(A Series of Cadre Institutional Investors Trust)

905 Marconi Avenue
Ronkonkoma, New York 11779-7255

     Statement of Additional Information dated March 1, 1997, as supplemented July 1, 1997


         Cadre Institutional Investors Trust (the "Trust") (formerly known as AMBAC Treasurers Trust) is a diversified, open-end, management investment company. Liquid Asset Fund (the "Fund") (formerly known as AMBAC U.S. Government Money Market Fund) is a series of the Trust. The Fund is a money market fund which seeks to maintain a stable net asset value of $1.00 per share. The Fund seeks high current income, consistent with preservation of capital and maintenance of liquidity. See "Investment Policies and Practices." Cadre Financial Services, Inc. (formerly known as AMBAC Investment Management, Inc.) (the "Investment Adviser") serves as the investment adviser of the Fund. See "Investment Advisory Arrangements." First Data Investor Services Group, Inc. serves as the administrator of the Fund (the "Administrator").

         Shares of the Trust are offered for sale on a no-load basis to states and municipalities, and their sub-divisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial investment in the Fund is required. See "Purchasing Shares." Shares of the Fund are not insured by AMBAC Indemnity Corporation.

     Investments in the Fund are not insured or guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Determination of Net Asset Value."


Information about the Fund is set forth in the Prospectus dated March 1, 1997, as supplemented July 1, 1997 for the Fund, which provides the basic information you should know before investing. The Prospectus may be obtained without charge by writing to the Transfer Agent or by calling 1-800-311-2622. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and should be read in conjunction with the Fund's Prospectus.

                                TABLE OF CONTENTS
                                                         Page

INVESTMENT POLICIES AND PRACTICES........................  3

INVESTMENT RESTRICTIONS..................................  5

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................  6

PURCHASING SHARES........................................  7

SHAREHOLDER ACCOUNTS.....................................  8

REDEEMING SHARES.........................................  9

DETERMINATION OF NET ASSET VALUE......................... 10

TAXES                                                     11

INVESTMENT ADVISORY ARRANGEMENTS......................... 11

TRUSTEES AND OFFICERS.................................... 13

EXPENSES                                                  16

PERFORMANCE INFORMATION.................................. 16

GENERAL INFORMATION...................................... 18

INVESTMENT POLICIES AND PRACTICES

         The sections below provide additional information regarding the types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The investment objective and general investment policies of the Fund are described in the Fund's Prospectus.

     Treasury, Government and Agency Securities. The Fund invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"), and repurchase agreements collateralized by Government Securities.

         These securities include obligations issued by the U.S. Treasury ("Treasury Securities"), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("Agency Securities"). As described in the Prospectus, Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Certain issuers of Agency Securities have the right to borrow from the U.S. Treasury, subject to certain conditions. Government Securities purchased by the Funds may include variable and floating rate securities, which are described in the Prospectus.

         Repurchase Agreements. As discussed in the Prospectus, the Fund may enter into repurchase agreements. A repurchase agreement, which may be viewed as a type of secured lending by the Fund, involves the acquisition by the Fund of a security from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities that are purchased by the Fund through repurchase agreements are not subject to any limitation as to maturity. The Fund may enter into repurchase agreements maturing in more than seven days. However, the Fund may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would be invested in repurchase agreements under which the Fund does not have the right to obtain repayment in seven days or less.

         Because repurchase agreements involve certain risks not associated with direct investment in securities, the Trust follows procedures designed to minimize these risks. These procedures include requirements that the Investment Adviser effect repurchase transactions only with banks or primary dealers designated as such by the Federal Reserve Bank of New York, and that the bank or dealer has been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established and monitored by the Board of Trustees of the Trust. In addition, the collateral underlying a repurchase agreement is required to be held by the Trust's custodian (or a subcustodian) in a segregated account on behalf of the Fund. The collateral is marked to market daily and required to be maintained in an amount at least equal to the repurchase price plus accrued interest. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate the collateral. However, the exercise of the Trust's right to liquidate collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

         When-Issued  and  Delayed   Delivery   Securities.   As  noted  in  the
Prospectus, the Fund may purchase and sell securities on a when-issued or delayed delivery basis. These transactions arise when the Fund purchases or sells a security, with payment and delivery taking place in the future beyond the normal settlement period. A transaction of this type will be effected in order to secure for the Fund an attractive price or yield at the time of entering into the transaction. When purchasing securities on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains fully invested at a time during which when-issued or delayed delivery purchases are outstanding, such purchases will result in a form of leverage.
When the Fund enters into purchase transactions of this type, the Trust's custodian maintains, in a segregated account for the Fund, cash and debt obligations held by the Fund and having a value equal to or greater than the Fund's purchase commitments. When the Fund has sold a security on a when-issued or delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the counterparty fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. When the Fund enters into a sales transaction of this type, the Trust's custodian segregates the securities sold on a delayed delivery basis to cover the Fund's settlement obligations.

         Investment Characteristics. In managing the Fund, the Investment Adviser attempts to balance the Fund's goal of seeking high income with its goal of seeking to preserve capital. For this reason, the Fund does not necessarily invest in securities offering the highest available yields. The maturities of the securities purchased by the Fund and the Fund's average portfolio maturity will vary from time to time as the Investment Adviser deems consistent with the Fund's investment objective and the Investment Adviser's assessment of risks, subject to applicable limitations on the maturities of investments and dollar-weighted average portfolio maturity.

         When market rates of interest increase, the market value of debt obligations held by the Fund will decline. Conversely, when market rates of interest decrease, the market value of obligations held by the Fund will increase. Debt obligations having longer maturities generally pay higher rates of interest, but the market values of longer term obligations can be expected to be subject to greater fluctuations from general changes in interest rates than shorter term obligations. These changes will cause fluctuations in the amount of daily dividends of the Fund and in extreme cases, changes in interest rates could cause the net asset value per share of the Fund to decline. See "Determination of Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Fund may have to borrow money and incur interest expense. The Investment Adviser seeks to manage investment risk by purchasing and selling investments for the Fund consistent with its best judgment and expectations regarding anticipated changes in interest rates. However, there can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT RESTRICTIONS

         The Fund is subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. As fundamental investment restrictions, the Fund may not:

         (1) Purchase a security, other than a Government Security, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

         (2) Purchase a security, other than a Government Security, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers engaged in any one industry.

         (3) Issue senior securities as defined by the Investment Company Act of 1940 (the "1940 Act") or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to one-third of the value of its total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

         (4) Purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Fund, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers engaged in real estate activities and may purchase and sell securities secured by real estate or interests therein. .

         (5) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

         (6) Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements.

         (7) Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

         (8) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

         The Fund has the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees, without a vote of shareholders. Under these restrictions, the Fund may not:

     (1) Make investments for the purpose of exercising control or management of another company.

     (2) Participate on a joint or joint and several basis in any trading account in securities.

         (3) Purchase any illiquid securities, except that the Fund may invest in repurchase agreements maturing in more than seven days provided that the Fund may not enter into such a repurchase agreement if more than 10% of the value of the Fund's net assets would, as a result, be invested in repurchase agreements under which the Fund does not have the right to obtain repayment in seven days or less. The Fund is authorized to invest in restricted securities which can be sold in transactions pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid under procedures adopted by the Board of Trustees. However, the Fund does not intend to invest in any such restricted securities during the coming year.

     (4) Invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

         (5)      Invest in warrants or rights.

         (6) Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         All percentage and other restrictions, requirements and limitations on investments set forth in this Statement of Additional Information, and those set forth in the Prospectus, apply immediately after purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Fund unless otherwise specified.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the general supervision of the Board of Trustees of the Trust, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund and for the selection of dealers to effect those transactions. Purchases of securities for the Fund will be made from issuers, underwriters and dealers. Sales of securities will be made to dealers and issuers. The Fund does not normally incur brokerage commissions on transactions in the types of securities in which it invests. These transactions are generally traded on a "net" basis, with dealers acting as principal in such transactions. However, the price at which securities are purchased from and sold to dealers will usually include a spread which represents a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter (an underwriting concession).

         In placing orders for the purchase and sale of investments for the Fund, the Investment Adviser gives primary consideration to the ability of dealers to provide the most favorable prices and efficient executions on transactions. If such price and execution are obtainable from more than one dealer, transactions may be placed with dealers who also furnish research services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. These research services may be of benefit to the Investment Adviser or its affiliates in the management of accounts of other clients, or the accounts of the Investment Adviser and its affiliated companies, and may not in all cases benefit the Fund. While such services are useful and important in supplementing the Investment Adviser's own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.


         The Investment Adviser serves as the investment adviser to other clients, including other investment funds and companies, and follows a policy of allocating investment opportunities and purchase and sale transactions equitably among its clients. In making such allocations, the primary factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, and the availability of cash for investment. This procedure may have an adverse effect on a client, including the Fund, in a particular transaction, but is expected to benefit all clients on a general basis.


                                PURCHASING SHARES

         As described under "Purchasing Shares" in the Fund's Prospectus, shares of the Fund are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"). Net asset value is computed once daily for the Fund, on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"). See "Determination of Net Asset Value." The following shows the calculation of the offering price of shares of the Fund as of January 31, 1997:


                      Net Assets        Shares Outstanding    Offering Price

Liquid Asset Fund    $70,880,667            70,879,960            $1.00


         Distribution Arrangements. The Distributor has the exclusive right, pursuant to a distribution agreement with the Trust dated as of July 1, 1997 (the "Distribution Agreement"), to purchase shares of the Fund for distribution and to enter into selling agreements with dealers and other financial institutions for the distribution of shares. Shares of the Fund are available for purchase from the Distributor and from organizations which have entered into selling agreements. The Distributor may, from time to time, pay to such dealers and institutions, in connection with sales or the distribution of shares of the Fund, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by the Fund and will not be an expense of the Fund.


         The Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of the Investment Adviser or the Distributor, as defined by the 1940 Act (the "Independent Trustees"), approved the Distribution Agreement at a meeting held in person on February 26, 1997. The Distribution Agreement will remain in effect until June 30, 1999, and may be continued in effect from year to year thereafter if approved annually by the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an "assignment" as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Fund, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. Unlike many other mutual funds, the Fund does not bear expenses relating to the distribution of shares, and thus, does not make any payments pursuant to a Rule 12b-1 plan or a services plan. In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


         The Distributor is a wholly owned subsidiary of AMBAC, Inc. The Distributor's address is 905 Marconi Avenue, Ronkonkoma, New York 11779.


                              SHAREHOLDER ACCOUNTS

         First Data Investor Services Group, Inc., as transfer agent (the "Transfer Agent"), maintains one or more accounts for each shareholder reflecting the amount of full and fractional shares of the Fund the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances. The Trust does not issue certificates for shares of the Fund.


         Sub-Account Services. Special procedures have been designed for investors wishing to open multiple accounts. A single master account may be opened by filing an application form with the Distributor, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Transfer Agent. Procedures are available to identify sub-accounts by name and number within the master account name.

         When sub-accounts have been established, the Transfer Agent provides written confirmations of transactions in sub-accounts. The Transfer Agent also provides monthly statements setting forth the share balance of and the dividends and other distributions paid to the master account, and monthly statements for each sub-account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned and the dividends paid for the current month, as well as for the year-to-date. Further information on this service is available from the Transfer Agent.

         Minimum Account Balance. Under the Declaration of Trust, the Trust has the right to redeem all shares of the Fund held by a shareholder if as a result of one or more redemptions the aggregate value of shares held in the shareholder's account is less than $100,000 or such lesser amount, as determined by the Trustees, no greater than the then applicable minimum initial investment amount. There is currently no minimum account balance for the Fund. For this reason, accounts having a value less than $100,000 are not presently subject to this redemption procedure. However, an inactive account with no balance for a period of six months may be closed at the discretion of the Trust. The applicable procedures are described in the Prospectus. The Trust is under no obligation to compel the redemption of any account.


                                REDEEMING SHARES

         Redemption proceeds are normally paid as described in the Prospectus. However, the payment of redemption proceeds may be postponed for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (d) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist. In addition, in the event that the Board of Trustees of the Trust determines that it would be detrimental to the best interests of remaining shareholders of the Fund to pay any redemption or redemptions in cash, a redemption payment may be made in whole or in part by a distribution in kind of portfolio securities held by the Fund, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued by the Fund in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.


                        DETERMINATION OF NET ASSET VALUE

         The Fund's Prospectus describes the days on which the net asset value per share of the Fund is computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made. Net asset value is computed once daily as of 4:00 p.m. (Eastern time) on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open, except as described below. The New York Stock Exchange currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (fourth Thursday in November); and Christmas Day. The Federal Reserve Bank of New York currently observes all the holidays listed above except Good Friday, and also observes Columbus Day (second Monday in October) and Veterans Day.

         Net asset value is computed as of the closing time of the U.S. government securities markets on days when the Public Securities Association recommends an early closing of such markets. Early closings may occur the Fridays preceding the following holidays: Martin Luther King's Birthday, Presidents' Day, Memorial Day, Labor Day and Columbus Day, and the business days preceding the following holidays: Independence Day, Veterans Day, Thanksgiving Day, Christmas Day, and New Year's Day, and the Friday succeeding Thanksgiving Day.

         In accordance with rules adopted by the SEC, the amortized cost method of valuation is used to determine the value of the investments held by the Fund. This method of valuation is used by the Fund in seeking to maintain a stable net asset value of $1.00 per share. However, no assurance can be given that the Fund will be able to maintain a stable share price.

         Amortized cost involves valuing a security at its cost and amortizing any discount or premium over the period remaining until the maturity of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities. The market values of debt securities purchased by the Fund will generally fluctuate as a result of changes in prevailing interest rate level and other factors.

         In order to use the amortized cost method of valuation, the Fund is required to maintain a dollar-weighted average maturity of 90 days or less, to purchase securities with remaining maturities of 397 days or less and to invest only in securities which have been determined by the Investment Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risks and to be of eligible credit quality under applicable regulations. In addition, procedures have been adopted by the Board of Trustees which are designed to stabilize, to the extent reasonably possible, the price of shares of the Fund as computed for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value per share calculated by using available market quotations deviates from the net asset value per share of $1.00 computed by using the amortized cost method. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be taken. The Trustees will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two valuation methods. Such action may include selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, redeeming shares in kind, withholding dividends, paying distributions from capital gains, or utilizing a net asset value per share based upon available market quotations.


                                      TAXES

         It is the policy of the Trust to distribute each fiscal year substantially all of the Fund's net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Fund will qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. To qualify for such tax treatment, the Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities and certain related income; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or options, forwards or futures thereon held less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Fund's assets is represented by cash, Government Securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities).

         The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gains, determined on an October 31 year end. The Trust intends to distribute the income and capital gains of the Fund, in the manner necessary, to avoid imposition of the 4% excise tax by the end of each calendar year.

         Fund dividends declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

         In general, any gain or loss realized on a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under the rules of
Section 1091 of the Code relating to "wash sales" (i.e., purchase of substantially identical securities within a 61-day period beginning 30 days before such disposition).


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Investment Adviser, a Delaware corporation, with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of AMBAC Capital Corporation which, in turn, is a wholly-owned subsidiary of AMBAC Inc. ("AMBAC"). Through its subsidiaries, AMBAC is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities, and municipal authorities. AMBAC is a publicly held company whose shares are traded on the New York Stock Exchange.

         Pursuant  to an  Investment  Advisory  Agreement  with the Trust  dated
November 1, 1995 (the "Agreement"), the Investment Adviser manages the investment of the Fund's assets and places orders for the purchase and sale of investments for the Fund. The Investment Adviser is also responsible under the Agreement for monitoring services provided by the Administrator, the Transfer Agent and the Trust's custodian. The Investment Adviser provides such additional management and administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Agreement. In addition, the Investment Adviser pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser, or, who are officers or employees of any company affiliated with the Investment Adviser, and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides. As compensation for services rendered and expenses assumed by the Investment Adviser, the Agreement provides for the payment by the Fund of a monthly fee to the Investment Adviser, which fee is calculated daily and computed at the annual rate of 0.15% of the net assets of the Fund.

         For the period April 24, 1996 through October 31, 1996, fees payable to the Investment Adviser by the Fund were $48,338, all of which were waived. In addition, the Investment Adviser reimbursed expenses of the Fund in the amount of $129,216.

         The Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Investment Adviser or for any losses sustained by the Trust or its shareholders. The Agreement in no way restricts the Investment Adviser from acting as investment adviser to others.

         The Agreement was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, who are not parties to the Agreement or interested persons of the Investment Adviser, at a meeting held in person on October 9, 1995. The Agreement was also approved on that date by the Investment Adviser, as the then sole shareholder of the Trust. The Agreement will continue in effect until September 30, 1997, and may be continued in effect from year to year thereafter upon the approval of the Trust's shareholders or the Board of Trustees. Each annual continuance also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time, without penalty, on sixty days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, or by the Investment Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         The Trust has acknowledged that the name "Cadre" is a property right of the Investment Adviser and other affiliates of AMBAC Inc., and has agreed that the Investment Adviser and its affiliated companies may use and permit others to use that name. The Trust has also agreed that, in the event the Agreement is terminated, the Trust will cease using the name Cadre as part of its name or the name of any series of the Trust unless otherwise consented to by AMBAC Inc. or any successor to its interest in such name.


         Administration services are provided to the Trust by the Administrator, pursuant to an administration agreement with the Trust dated November 1, 1995. For the period April 24, 1996 (commencement of operations) through October 31, 1996, the Fund paid the Administrator $47,686.


                                          TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust and the Fund and supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

         Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

Name, Position with Trust, Age                       Principal Occupations
and Address                                          During Last Five Years

*William T. Sullivan, Jr.                            Chairman and Chief Executive Officer,
Trustee, Chairman and                                Cadre Financial Services, Inc. and Cadre
President, 52                                        Securities, Inc. (brokerage services)
905 Marconi Avenue
Ronkonkoma, New York 11779-7255



Eugene J. McDonald                                   President   and   Chief   Executive   Officer,   Duke
Trustee, 64                                          Management  Co.  (investment   management  2200  West
Main Street, Suite 1000                              affiliate  of  Duke  University);  Director,  Durham,
North Carolina  27705                                Central Carolina Bank, Key Group of         Mutual
Funds and Flag Group of Mutual                       Funds

Donald W. Green                                      Chief Financial Officer, Managing Director Trustee,
53                                                   and Director, PlanEcon, Inc. (economic
305 Hartford Road                                    consulting and publications);  formerly, from South
Orange, New Jersey  07079                            1988 to 1991, Executive Vice President and
Director, The Mercator Corporation                   (financial advisory and merchant banking)



* C. Roderick O'Neil                                 Chairman, O'Neil Associates (investment
Trustee, 66                                          and financial consulting firm; Director,
375 Park Avenue                                      AMBAC Inc., AMBAC Indemnity
Suite 2602                                           Corporation, Fort Dearborn Income        New York,
New York  10152                                      Securities, Inc. and Beckman Instruments,   Inc.;
                                                     Trustee,  Memorial Drive Trust
                                                     (finance)

Russell E. Galipo                                    Vice President and Manager of Shawmut Trustee, 64
Bank CT., N.A. from 1973 to 1994
4538 Alpine Drive
Lakeland, Florida  33801-0502


Brian G. Clarke, CPA                                 Vice President and Controller of Cadre
Treasurer, 30                                        Financial Services, Inc.; formerly, from
905 Marconi Avenue                                   1994 to 1995, Group Manager, Kidder
Ronkonkoma, New York 11779-7255                      Peabody & Co., Inc.; prior thereto,
                                                     from 1991 to 1994 Controller, Swiss
                                                     Bank Investment Banking, Inc.


Richard B. Gross                                     Senior Vice President, General Counsel and
Secretary, 49                                        Secretary, AMBAC Inc.;  Senior Vice      One State
Street Plaza                                         President, AMBAC Indemnity Corporation;  New York,
New York  10004                                      Secretary, AMBAC Investment        Management,
Inc.;  formerly, from 1990 to                        1991, Senior Vice President and General     Counsel
of Citicorp Insurance Group, Inc.

Anne G. Gill                                         Vice  President,  Counsel and  Assistant
Assistant  Secretary,  34                            Secretary,  AMBAC Inc.; Vice President,
One State Street Plaza                               Assistant General Counsel  and  Assistant
New York,  New York 10004                            Secretary,  AMBAC  Indemnity Corporation;
                                                     Assistant Secretary, AMBAC Investment Management,
                                                     Inc.; formerly, from 1988 to 1993, Associate,
                                                     Hughes Hubbard & Reed

Gail A. Hanson                                       Counsel, First Data Investor Services Group,
Assistant Secretary, 55                              Inc.; formerly, from 1988 to 1994,           One
Exchange Place                                       Associate, Bingham, Dana & Gould
Boston, Massachusetts  02109



Therese M. Hogan                                     Manager, State Regulation, First Data Assistant
Secretary, 34                                        Investor Services Group, Inc.; formerly,
One Exchange Place                                   from 1992 to 1994, Senior Legal Assistant, Boston,
Massachusetts  02109                                 Palmer & Dodge; prior thereto, from 1984    to
1992, Blue Sky Paralegal, Robinson &                 Cole

Richard H. Rose                                      Senior Vice President, First Data Investor
Assistant Treasurer, 41                              Services Group, Inc. (since May 6, 1994).  One
Exchange Place                                       Formerly, Senior Vice President, The Boston Boston,
Massachusetts  02109                                 Company Advisors, Inc. since November       1989.


         Except as otherwise indicated above, the address of each Trustee and officer of the Trust is 905 Marconi Avenue, Ronkonkoma, New York 11779. Mr. Sullivan and Mr. O'Neil are Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their affiliations with the Investment Adviser and/or companies affiliated with the Investment Adviser.

         Trustees (other than Independent Trustees who are affiliated with an investor in a series of the Trust) who are not employees of the Investment Adviser, or its affiliated companies, are paid fees by the Trust. Such Trustees are paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. If such Trustees serve as members of the Audit Committee they receive an attendance fee of $750 for each Audit Committee meeting they attend, with the Chairman of the Audit Committee receiving an additional $1,000 annual fee. The Audit Committee is comprised of the Independent Trustees. Officers of the Trust receive no compensation from the Trust. All Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

         The following table summarizes the compensation paid by the Trust to the Trustees of the Trust for the fiscal year ended October 31, 1996.

                               Compensation Table*

Name of Person                 Aggregate               Pension or Retirement    Total Compensation
Compensation                       Benefits Accrued             from Trust  Paid        from Trust
as Part of Fund Expenses          to Trustees
W. Dayle Nattress                   $0                            $0                           $0


David E. A. Carson*                 $4,000                        $0                           $4,000


Donald W. Green                     $4,000                        $0                           $4,000


Eugene J. McDonald*                 $0                            $0                           $0


C. Roderick O'Neil                  $4,000                        $0                           $4,000


*David E. A. Carson  resigned as a Trustee,  effective  September 17, 1996, and was replaced by Eugene J. McDonald, who was appointed on such date by the Board of Trustees to fill the vacancy created by Mr. Carson's resignation.


                                    EXPENSES

         All expenses of the Trust and the Fund not expressly assumed by the Investment Adviser, the Administrator or the Distributor are paid by the Trust. Expenses borne by the Trust include, but are not limited to: fees paid to the Investment Adviser and the Administrator; the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Trust; fees and expenses of legal counsel; fees and expenses of the Trust's independent auditors; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto). Certain of the expenses of organizing the Trust and the Fund and of the initial registration and qualification of shares of the Fund under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not exceeding five years from the date of commencement of the Trust's operations.


                             PERFORMANCE INFORMATION

         Calculation of Yield. The Fund may publish quotations of "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield is the simple annualized yield for an identified seven calendar day period. This yield calculation is based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. The yield for the seven-day period ended October 31, 1996 for the Fund was 5.16%, which is equivalent to an effective yield of 5.29%. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund. For the fiscal year ended October 31, 1996, the Investment Adviser had voluntarily agreed to waive its fees and to reimburse expenses of the Fund to the extent necessary to assure that the ordinary operating expenses of the Fund did not exceed 0.20% of the Fund's average daily net assets. The yield of the Fund quoted above reflects the effect of this fee waiver and reimbursement of expenses without which the yield would have been lower. This agreement was modified, effective July 1, 1997. As so modified, the Investment Adviser has voluntarily agreed to waive its fee and to reimburse expenses of the Fund to the extent necessary to assure that the ordinary operating expenses of the Fund do not exceed 0.45% of the Fund's average daily net assets.

         Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         Effective yield = [(base period return + 1)365/7]-1

         Calculation of Total Return. The Fund may also disseminate quotations of its average annual total return and other total return data from time to time. Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. In making these computations, all dividends and distributions are assumed to be reinvested and all applicable recurring and non-recurring expenses are taken into account. The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment amount, for various periods.

         Total return quotations will be computed in accordance with the following formula, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted:

                  P (1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the period.

Actual annual or annualized total return data generally will be lower than average annual total return data because the average rates of return reflect compounding of return. Aggregate total return data, which is calculated according to the following formula, generally will be higher than average annual total return data because the aggregate rates of return reflect compounding over longer periods of time:

                                     ERV - P
                                        P

Where:            P = a hypothetical initial payment of $1,000.
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         Yield and total return quotations are based upon the Fund's historical performance and are not intended to indicate future performance. The Fund's yield and total return fluctuate and will depend upon not only changes in prevailing interest rates, but also upon any realized gains and losses and changes in the Fund's expenses.


                               GENERAL INFORMATION

         Description Of Shares. Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares, and may issue shares in series, with each series representing interests in a separate portfolio of investments (a "fund").

         Each share of each fund would represent an equal proportionate interest in that fund with each other share of such fund, without any priority or preference over other shares. All consideration received for the sales of a particular fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to that fund. As such, the interest of shareholders in each fund would be separate and distinct from the interest of shareholders of the other funds, if any, comprising the Trust, and shares of a fund would be entitled to dividends and distributions only out of the net income and gains, if any, of that fund as declared by the Board of Trustees. The assets of each fund are segregated on the Trust's books and are charged with the expenses and liabilities of that fund and with a share of the general expenses and liabilities of the Trust not attributable to other funds. The Board of Trustees would determine those expenses and liabilities deemed to be general, and these items would be allocated among funds in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.

         The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund as of June 11, 1997:


City of Bridgeport                                   20%
45 Lyons Terrace
Bridgeport, Connecticut 06604

AMBAC Indemnity Corporation                          18%
One State Street Plaza
New York, New York

City of New Britain                                  15%
7 West Main Street
New Britain, Connecticut 06051


         Trustee and Officer Liability. Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

         Independent Auditors. KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, are the independent auditors of the Trust. The independent auditors are responsible for auditing the financial statements and prepare the tax returns of the Fund. The selection of the independent auditors is approved annually by the Board of Trustees.

         Custodian. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, serves as custodian of the Trust's assets and maintains custody of the Fund's cash and investments. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

         Shareholder Reports. Shareholders of the Trust are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the Fund's activities. The financial statements of the Fund are audited each year by the Trust's independent auditors.

     Legal Counsel. Schulte Roth & Zabel LLP, New York, New York, serves as counsel to the Trust.

         Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the
Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

         Financial Statements. The statement of assets and liabilities of the Fund and the portfolio of investments as of October 31, 1996, and the related statements of operations and changes in net assets, together with the notes to financial statements and the report of independent auditors, all as set forth in the Trust's 1996 Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information. No other information or statement contained in the Annual Report, other than those referred to above, is incorporated by reference or is a part of this Statement of Additional Information.